Exhibit 32.2

CERTIFICATION AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SBT Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony F. Bisceglio, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

(i)           The Annual Report of the Company on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)           The information contained in the Annual Report of the Company on Form 10-K for the year ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony F. Bisceglio
Anthony F. Bisceglio, Ph.D. Chief Financial Officer

Date:  March 28, 2013